Exhibit 10.21

STOCKHOLDERS AGREEMENT

by and among

BALLY’S CHICAGO, INC.

and

Bally’s Chicago Holding Company, LLC

Dated as of March 10, 2025

TABLE OF CONTENTS

 -i-

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (as the same may be amended from time to time in accordance with its terms, the “Agreement”) is entered into as of March 10, 2025, by and among (i) Bally’s Chicago, Inc., a Delaware corporation (the “Issuer”) and Bally’s Chicago Holding Company, LLC, a Delaware limited liability company (the “Stockholder”).

WHEREAS, in connection with the consummation by the Issuer of the Private Placements (as hereinafter designed), the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations with respect to ownership of Interests (as hereinafter defined) after the consummation of the Private Placements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties mutually agree as follows:

Article I
DEFINITIONS

Section 1.1.             Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control,” as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes hereof, none of the Stockholder or any of its Affiliates shall be considered an Affiliate of (a) Issuer or any of its Subsidiaries or (b) each other.

“Agreement” has the meaning set forth in the Preamble.

“Beneficial Ownership” and “Beneficially Own” and similar terms have the meaning set forth in Rule 13d-3 under the Exchange Act; provided, however, that no Stockholder shall be deemed to beneficially own any securities of the Issuer held by any other Stockholder solely by virtue of the provisions of this Agreement (other than this definition which shall be deemed to be read for this purpose without the proviso hereto).

“Board” means the Board of Directors of the Issuer.

“Business Day” means any day, other than a Saturday, Sunday or one on which banks are authorized by law to be closed in New York, New York.

“Class A Interests” means the Issuer’s shares of Class A-1 common stock, par value of $0.001 per share, Class A-2 common stock, par value of $0.001 per share, Class A-3 common stock, par value of $0.001 per share, and Class A-4 common stock, par value of $0.001 per share.

“Change in Control” means the occurrence of any of the following events:

(a)            the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Issuer to any “person” or “group” (as such terms are defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Stockholder or any of its Affiliates (collectively, the “Permitted Holders”);

(b)            any person or group, other than one or more of the Permitted Holders, is or becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock or interests, as applicable, of the Issuer (or any entity which controls the Issuer or which is a successor to all or substantially all of the assets of the Issuer), including by way of merger, conversion, transfer, domestication, recapitalization, reorganization, redemption, issuance of capital stock, consolidation, tender or exchange offer or otherwise; or

(c)            a merger of the Issuer with or into another Person (other than one or more of the Permitted Holders) in which the voting stockholders of the Issuer immediately prior to such merger cease to hold at least fifty percent (50%) of the voting shares of the Issuer (or the surviving corporation or ultimate parent) immediately following such merger.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Interests” means, collectively, the Class A Interests and the Issuer’s shares Class B common stock, par value of $0.001 per share, and any equity securities issued in respect thereof, or in substitution therefor including in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, conversion, transfer, domestication or similar transaction.

“Issuer” has the meaning set forth in the Recitals.

“Law,” with respect to any Person, means (a) all provisions of all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any governmental authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject and (b) all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or any other entity of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

“Private Placements” means the offer and sale of the Class A Interests of the Issuer pursuant to various private placements.

“Stockholder” has the meaning set forth in the Preamble.

“Subsidiary” means, with respect to any party, any corporation, partnership, trust, limited liability company or other form of legal entity in which such party (or another Subsidiary of such party) holds stock or other ownership interests representing (a) more than fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity, (b) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity or (c) a general or managing partnership interest in such entity.

Section 1.2.            General Interpretive Principles. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Unless otherwise specified, the terms “hereof,” “herein” and similar terms refer to this Agreement as a whole, and references herein to Articles or Sections refer to Articles or Sections of this Agreement. For purposes of this Agreement, the words, “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation”. The terms “dollars” and “$” shall mean United States dollars. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

Article II
AGREEMENTS OF THE PARTIES

Section 2.1.            Matters Requiring Consent. Notwithstanding anything herein to the contrary, the Issuer and its Subsidiaries shall not, directly or indirectly, by amendment, merger, consolidation, conversion, transfer, domestication or otherwise, take any of the actions set forth below without, in addition to any other vote required under applicable law, the written consent of Bally’s Chicago HoldCo if, as of the date of such proposed action, Bally’s Chicago HoldCo Beneficially Owns at least fifty percent (50%) of the aggregate number of Shares outstanding immediately following the consummation of the Private Placements:

(a)            increase or decrease the authorized number of Directors constituting the Board or the board of directors of any Subsidiary;

(b)            in respect of the Issuer or any of its Subsidiaries, initiate any voluntary election to wind up, liquidate or dissolve or to commence bankruptcy, insolvency, reorganization or relief proceedings or adopt a plan with respect thereto or admit in writing an inability to pay any indebtedness;

(c)            acquire or dispose, or agree to acquire or dispose, of any assets or any business enterprise or division thereof, or invest in or enter into, any joint venture, alliance or other strategic or similar transaction, or agree to invest in or enter into any such transaction, for consideration in excess of fifty million ($50.0 million) in any single transaction or series of related transactions;

(d)            enter into or effect a Change in Control in respect to the Issuer or any of its Subsidiaries; or

(e)            in respect to the Issuer or any of its Subsidiaries, transfer, issue, sell, or dispose any Interests, shares of stock, other equity securities, equity-linked securities, or securities that are convertible into equity securities of the Issuer or any of its Subsidiaries to any person or entity that is a non-strategic financial investor in a private placement transaction or series of transactions.

Article III
MISCELLANEOUS

Section 3.1.            Amendment. The terms and provisions of this Agreement may be modified or amended at any time and from time to time only by the written consent of each party hereto.

Section 3.2.            Termination. This Agreement shall automatically terminate upon the earlier of (i) a Change in Control; (ii) written agreement of the Stockholder; or (iii) the dissolution or liquidation of the Stockholder. In the event of any termination of this Agreement as provided in clauses (i) (ii) or (iii) of this Section 3.2, this Agreement shall forthwith become wholly void and of no further force or effect (except for this Article III) and there shall be no liability on the part of any parties hereto or their respective officers or directors, except as provided in this Article III. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any willful breach of this Agreement.

Section 3.3.            Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, and notwithstanding the fact that the Stockholder is a limited liability company, by its acceptance of the benefits of this Agreement, the Issuer and the Stockholder covenant, agree and acknowledge that no Person (other than the parties hereto) has any obligations hereunder, and that, to the fullest extent permitted by law, no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of the Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, it being expressly agreed and acknowledged that, to the fullest extent permitted by law, no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any the former, current and future equity holders, controlling persons, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of the Stockholder or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, agent or assignee of any of the foregoing, as such for any obligation of the Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Section 3.4.            No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors, and, except as provided in Section 3.3, nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 3.5.            Addresses and Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, or received by certified mail, return receipt requested, sent by reputable overnight courier service (charges prepaid) or facsimile or electronic mail to the Issuer at the address set forth below and to any other recipient and to any holder of Interests at such address as indicated by the Issuer’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent by electronic mail (provided confirmation of such electronic mail is received or such electronic mail is delivered during regular business hours on any Business Day to the respective email addresses below and no bounce-back or error message is received by the sender), three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. If notice is given to the Issuer or to the Stockholders, a copy shall be sent to such party at the addresses set forth below:

(x)            if to the Issuer, to:

Bally’s Chicago, Inc.

100 Westminster Street
Providence, RI 02903
Attention: General Counsel – Chicago Equity Offering

with a copy (which shall not constitute written notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Senet Bischoff; John Slater

(y)           if to the Stockholder, to:

Bally’s Chicago Holding Company, LLC

100 Westminster Street
Providence, RI 02903
Attention: General Counsel – Chicago Equity Offering

with a copy (which shall not constitute written notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Senet Bischoff; John Slater

Section 3.6.            Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 3.7.            Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.8.            Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 3.9.            Applicable Law; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Supreme Court of the State of New York (or if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the Southern District of New York) and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.10.          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 3.11.          Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of electronic transmission (i.e., in portable document format), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

Section 3.12.          Remedies. The Issuer and the Stockholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement (including, without limitation, costs of enforcement) and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement, and that the Issuer or the

Section 3.13.          Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative. All obligations hereunder shall be satisfied in full without set-off, defense or counterclaim.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BALLY’S CHICAGO, INC.

By:	/s/ Ameet Patel
Name:	Ameet Patel
Title:	President

[Signature Page to Stockholders Agreement]

BALLY’S CHICAGO HOLDING COMPANY, LLC

By:	/s/ Ameet Patel
Name:	Ameet Patel
Title:	President

[Signature Page to Stockholders Agreement]